Exhibit 5

JOINT FILING AGREEMENT

This Joint Filing Agreement (this “Agreement”) is made and entered into as of this 31st day of March 2008, by and among Nueva Holding Inc., a Panamanian corporation (“Nueva Holding”); Foralco Holding Inc., a Panamanian corporation (“Foralco”); GN Holding S.A., a Chilean corporation (“GNH”); GN Inversiones Limitada, a Chilean corporation (“GNL”); Grupo Nueva S.A., a Chilean corporation (“Grupo Nueva Chile”); Inversiones Forestales Los Andes; S.A., a Chilean corporation (“Los Andes”); the VIVA Trust, a trust formed under the laws of the Commonwealth of The Bahamas (the “VIVA Trust”); Bamont Trust Company Limited, a Bahamian trust company, as Trustee of the VIVA Trust (the “Trustee”); Alex Max Schmidheiny, the Advisory Committee of the VIVA Trust (the “Advisory Committee”); and Roberto Artavia Loria, as Protector of the VIVA Trust (the “Protector”).

Nueva Holding, Foralco, GNH, GNL, Grupo Nueva Chile, Los Andes, the VIVA Trust, the Trustee, the Advisory Committee, Alex Max Schmidheiny and the Protector hereby agree to prepare jointly and file timely (or otherwise to deliver as appropriate) all Statements on Schedule 13D and Schedule 13G or amendments thereto (“Filings”) required to be filed by them pursuant to Section 13(d) or 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of shares of Common Stock, without par value, of Masisa S.A. and each of them mutually covenants to the other that it will fully cooperate with each other in the preparation and timely filing (and other delivery) of all such Filings.

Dated March 31, 2008

NUEVA HOLDING INC.

By:	/s/ Carlos Marín
Carlos Marín Attorney-in-fact

By:	/s/ Andreas Torgler
Andreas Torgler Attorney-in-fact

FORALCO HOLDING INC.

By:	/s/ Carlos Marín
Carlos Marín Director

By:	/s/ Andreas Torgler
Andreas Torgler Director

GN HOLDING S.A.

By:	/s/ Carlos Marín
Carlos Marín Director

By:	/s/ Andreas Torgler
Andreas Torgler Director

GN INVERSIONES LIMITADA

By:	/s/ Carlos Marín
Carlos Marín Attorney-in-fact

By:	/s/ Andreas Torgler
Andreas Torgler Attorney-in-fact

GRUPO NUEVA S.A.

By:	/s/ Carlos Marín
Carlos Marín Director

By:	/s/ Andreas Torgler
Andreas Torgler Director

INVERSIONES FORESTALES
LOS ANDES, S.A.

By:	/s/ Carlos Marín
Carlos Marín
Director

By:	/s/ Andreas Torgler
Andreas Torgler
Director

VIVA TRUST, by Bamont Trust Company Limited as Trustee

By:	/s/ Patrick A. Nielson(1)
Patrick A. Nielson as attorney-in-fact for
Christian Verling & Rafael Morice,
as Directors

BAMONT TRUST COMPANY LIMITED as Trustee of the VIVA Trust

By:	/s/ Patrick A. Nielson(1)
Patrick A. Nielson as attorney-in-fact for
Christian Verling & Rafael Morice,
as Directors

ADVISORY COMMITTEE of the VIVA Trust

By:	/s/ Patrick A. Nielson(2)
Patrick A. Nielson as attorney-in-fact for
Peter Fuchs, as Chairman

ALEX MAX SCHMIDHEINY

By:	/s/ Patrick A. Nielson(3)
Patrick A. Nielson as attorney-in-fact for
Alex Max Schmidheiny

PROTECTOR of the VIVA Trust

By:	/s/ Patrick A. Nielson(4)
Patrick A. Nielson as attorney-in-fact for
Roberto Artavia Loria, as Protector of the VIVA Trust

(1)	As Attorney-in-fact for Christian Verling and Rafael Morice, pursuant to the Powers of Attorney previously filed with the Securities and Exchange Commission as Exhibit 1, to Amendment No. 1 of Schedule 13G, filed on May 15, 2007, which is hereby incorporated by reference herein.

(2)	As Attorney-in-fact for Peter Fuchs, pursuant to the Power of Attorney previously filed with the Securities and Exchange Commission as Exhibit 2, to Amendment No. 1 of Schedule 13G, filed on May 15, 2007, which is hereby incorporated by reference herein.

(3)	As Attorney-in-fact for Alex Max Schmidheiny, pursuant to the Power of Attorney previously filed with the Securities and Exchange Commission as Exhibit 1 to Schedule 13D, filed on May 31, 2007, which is hereby incorporated by reference herein.

(4)	As Attorney-in-fact for Roberto Artavia Loria, pursuant to the Power of Attorney previously filed with the Securities and Exchange Commission as Exhibit 4, to Amendment No. 1 of Schedule 13G, filed on May 15, 2007, which is hereby incorporated by reference herein.